First Quarter 2011 Earnings Conference Call 16 February 2011 Exhibit 99.3 (Furnished herewith) 23

| 1st Quarter 2011 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 24

| 1st Quarter 2011 Earnings Conference Call 3 First Quarter Overview (in millions of dollars except per share amounts) Q1 2011 Q1 2010 Change Net Sales and Revenues $6,119 $4,835 +27% Net Sales $5,514 $4,237 +30% Net Income Attributable to Deere & Company $514 $243 +112% Diluted EPS $1.20 $0.57 +111% 25

| 1st Quarter 2011 Earnings Conference Call 4 First Quarter Overview Net Sales Equipment operations net sales: Up 30% in Q1 2011 vs. Q1 2010 Currency translation: Flat Price realization: +2 points 26

| 1st Quarter 2011 Earnings Conference Call 5 Production Tonnage* Approximate % Change Q1 2011 Actual Q1 2011 Previous Forecast Q2 2011 Forecast FY 2011 Forecast FY 2011 Previous Forecast Total Worldwide +41 +39 +26 +16 +8 Worldwide A&T +34 +33 +23 +14 +5 Worldwide C&F +97 +89 +52 +29 +23 U.S. and Canada +48 +42 +21 +14 +4 Outside U.S. and Canada +29 +34 +34 +21 +14 U.S. and Canada A&T +39 +34 +15 +10 Flat *Percentage change from same period in previous year, excluding purchased product Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 27

| 1st Quarter 2011 Earnings Conference Call 6 2011 Company Outlook Second Quarter 2011 Forecast Net sales up ~ 25% vs. Q2 2010 Currency translation: ~ +2 points Fiscal Year 2011 Forecast Net sales up 18-20% vs. FY 2010 Currency translation: ~ +2 points Price realization: ~ +2 points Previous forecast up 10-12% vs. FY 2010 Currency translation: ~ (1) point Price realization: ~ +2 points Net income attributable to Deere & Company of ~ $2.5 billion Previous forecast ~ $2.1 billion Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 28

| 1st Quarter 2011 Earnings Conference Call 7 Worldwide Agriculture & Turf First Quarter Overview (in millions of dollars) Q1 2011 Q1 2010 Change Net Sales $4,371 $3,607 +21% Operating Profit* $558 $352 +59% Production Tonnage +34% Incremental Margin ~ 27% *Q1 2011 operating profit impacted by: Higher shipment and production volumes Improved price realization Increased raw-material costs Higher incentive-compensation expenses 29

| 1st Quarter 2011 Earnings Conference Call 8 U.S. Commodity Price Estimates (dollars per bushel, except cotton, which is dollars per pound) 2009/10 2010/11 Forecast Previous 2010/11 2011/12 Forecast Previous 2011/12 Corn $3.55 $5.20 $5.00 $4.90 $4.35 Wheat $4.87 $5.75 $5.55 $6.35 $5.50 Soybeans $9.59 $11.80 $10.60 $12.35 $10.50 Cotton $0.63 $0.80 $0.80 $0.70 $0.68 Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 30

| 1st Quarter 2011 Earnings Conference Call 9 U.S. Farm Cash Receipts (in billions of dollars) 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 Crops $163.7 $171.2 $173.7 $205.1 $198.1 Livestock $119.8 $137.5 $135.9 $142.2 $136.9 Government Payments $12.3 $12.4 $12.4 $11.9 $11.9 Total Cash Receipts $295.8 $321.1 $322.0 $359.2 $346.9 Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 31

(Yield in bushels per acre, except cotton, which is pounds per acre) Acres Planted (millions) Yield 2010/11 2011/12 2010/11 2011/12 Corn 88.2 92.0 152.8 163.4 Wheat 53.6 55.5 46.4 44.8 Soybeans 77.4 79.0 43.5 43.8 Cotton 11.0 13.0 821 830 | 1st Quarter 2011 Earnings Conference Call 10 U.S. Crop Yields and Acres Planted Deere & Company Forecast as of 16 February 2011 32

| 1st Quarter 2011 Earnings Conference Call 11 EU 27 Economic Update Farm Economy Customer sentiment continues to improve Fundamentals support continued recovery Livestock, milk and grain prices continue to rise Agricultural production expected to increase Input costs expected to moderate Expecting increased investment in ag machinery Used equipment levels returning to normal, supporting new sales Aftermarket business provides profitability to dealers Discussions continue towards 2013 Common Ag Policy reform Deere & Company Forecast as of 16 February 2011 33

| 1st Quarter 2011 Earnings Conference Call 12 Farm Net Income (Loss) Brazil and Argentina Brazil (in billions of U.S. dollars) 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 Soybeans 2.7 4.4 3.0 8.8 7.3 Sugarcane 2.3 10.3 8.1 13.4 16.8 Other* (2.6) (1.5) (2.0) 1.5 1.4 Total 2.4 13.2 9.1 23.7 25.5 Argentina (in billions of U.S. dollars) 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 Total (2.5) 6.1 6.2 7.6 7.8 * Includes corn, paddy rice, and cotton Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 34

| 1st Quarter 2011 Earnings Conference Call 13 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2011 U.S. and Canada Ag: Up ~ 5% Previous forecast: ~ Flat EU 27 Ag: Up ~ 10% Previous forecast for Western Europe Ag: Up 5-10% CIS* countries Ag: Moderate gains in relation to the prior year’s depressed level Previous forecast for Central Europe and CIS countries Ag: Moderate gains from last year’s depressed levels Asia Ag: Sales expected to grow moderately No change from previous forecast South America Ag: ~ Flat No change from previous forecast U.S. and Canada turf and utility equipment: ~ Flat No change from previous forecast *Commonwealth of Independent States Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 35

| 1st Quarter 2011 Earnings Conference Call 14 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2011 Forecast Net sales projected to be up ~ 16% Previous forecast up 7-9% Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 36

| 1st Quarter 2011 Earnings Conference Call 15 Worldwide Construction & Forestry First Quarter Overview (in millions of dollars) Q1 2011 Q1 2010 Change Net Sales $1,143 $630 +81% Operating Profit (Loss)* $88 ($37) Production Tonnage +97% Incremental Margin ~ 24% *Q1 2011 operating profit impacted by: Significantly higher shipment and production volumes Improved price realization Increased raw-material costs Higher incentive-compensation expenses 37

U.S. Economic Indicators 2011 Forecast 2012 Forecast GDP Growth (annual percentage rate) +3.2% +2.9% Housing Starts (thousands) 685 1,092 Non-Residential Spending Growth (annual percentage rate) -7.6% +1.7% Government Spending Growth (annual percentage rate) +3.4% -2.2% | 1st Quarter 2011 Earnings Conference Call 16 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – January 2011 Fiscal Year 2011 Forecast Net sales projected to be up ~ 35% Previous forecast up 25-30% Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 38

“We’ve given a lot of thought about IT4 emissions regulations so you don’t have to” 2011 Interim Tier-4 8R/8RT Row-Crop Tractors | 1st Quarter 2011 Earnings Conference Call 17 A simple, fluid-efficient solution Field-proven & integrated design Fully supported by a world class dealer organization Operator Comments “We didn’t feel a bit of difference between this tractor and the older version it replaced” “I could tell no difference – power, performance, this tractor is going to perform, and perform when I want it to” “Simple, no extra fluid to manage, and performance I can count on” 39

New and Expanded Operations – India / China | 1st Quarter 2011 Earnings Conference Call 18 India Construction of new factory and expansion of existing facility Announced January 2011 ~ $100 million investment Increases capacity to build agricultural tractors in India for domestic and export markets Site selection underway Production to begin late 2012 China Construction of new factory Announced December 2010 ~ $50 million investment Manufacture four-wheel-drive loaders and excavators for domestic and export markets Located in Tianjin Economic Development Area (TEDA) Production to begin late 2012 Deere & Company Forecast as of 16 February 2011 40

| 1st Quarter 2011 Earnings Conference Call 19 Worldwide Financial Services Credit Loss History 0.13% Provision for Credit Losses / Average Owned Portfolio * Annualized provision for credit losses as of 31 January 2011 41 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011*

| 1st Quarter 2011 Earnings Conference Call 20 Worldwide Financial Services First Quarter 2011 Net income attributable to Deere & Company $118 million in Q1 2011 vs. $85 million in Q1 2010 Fiscal Year 2011 Forecast Net income attributable to Deere & Company of ~ $400 million Deere & Company Forecast as of 16 February 2011 42

| 1st Quarter 2011 Earnings Conference Call 21 Consolidated Trade Receivables & Inventory (in millions of dollars) Q1 2011* Actual 2011** Forecast 2011** Previous Forecast A&T 1,028 350 750 C&F 515 100 75 Total, as reported 1,543 250 675 Total, constant exchange 1,414 225 550 * Change at 31 January 2011 vs. 31 January 2010 ** Change at 31 October 2011 vs. 31 October 2010 Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 43

| 1st Quarter 2011 Earnings Conference Call 22 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 10% more than industry Row-Crop Tractors 12% in line with industry 4WD Tractors 55% more than industry Combines 48% more than industry January 2011 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 January – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2011 2010 Row-Crop Tractors 16% 21% Combines 11% 6% 44

| 1st Quarter 2011 Earnings Conference Call 23 January 2011 Retail Sales EU 27 Deere* Tractors double digits Combines a single digit U.S. and Canada Deere Selected Turf & Utility Equipment double digits *Based on internal sales reports U.S. and Canada – Construction & Forestry Deere First-in-the-Dirt double digits Settlements double digits 45

| 1st Quarter 2011 Earnings Conference Call 24 Material Costs and Freight Equipment Operations First Quarter 2011 Up ~ $115 million vs. Q1 2010 Fiscal Year 2011 Forecast Margin impact: (1–2) points Previous forecast up ~ $250 million vs. FY 2010 Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 46

| 1st Quarter 2011 Earnings Conference Call 25 Research & Development Expense Equipment Operations First Quarter 2011 Up ~ 14% vs. Q1 2010 Currency translation: ~ (1) point Fiscal Year 2011 Forecast Up ~ 15% vs. FY 2010 No change from previous forecast Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 47

| 1st Quarter 2011 Earnings Conference Call 26 Selling, Administrative & General Expense Equipment Operations First Quarter 2011 Up ~ 8% vs. Q1 2010 Incentive compensation: ~ +3 points Fiscal Year 2011 Forecast Up ~ 12% vs. FY 2010 Incentive compensation: ~ +3 points Growth: ~ +2 points Currency translation: ~ +1 point Previous forecast up ~ 6% vs. FY 2010 Growth: ~ +2 points Incentive compensation: ~ +1 point Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 48

| 1st Quarter 2011 Earnings Conference Call 27 Income Taxes Equipment Operations First Quarter 2011 Effective tax rate of ~ 31% Fiscal Year 2011 Forecast Projected effective tax rate of 33-35% Previous forecast 35-37% Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 49

| 1st Quarter 2011 Earnings Conference Call 28 Continued Strong Operating Performance Equipment Operations Cash Flows from Operations Fiscal Year 2008: $2.4 billion Fiscal Year 2009: $1.4 billion Fiscal Year 2010: $2.5 billion Fiscal Year 2011 Forecast: ~ $3.3 billion Previous forecast ~ $3.0 billion Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 50

| 1st Quarter 2011 Earnings Conference Call 29 Other Information Fiscal Year 2011 Forecast Equipment Operations Capital Expenditures ~ $1.1 billion Previous forecast ~ $1.0 billion Depreciation and Amortization ~ $600 million Previous forecast ~ $550 million Pension/OPEB Contributions ~ $100 million Previous forecast ~ $300 million Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 51

Deere Use-of-Cash Priorities | 1st Quarter 2011 Earnings Conference Call 30 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 52

| 1st Quarter 2011 Earnings Conference Call 31 Worldwide Financial Services Unsecured Term Debt Maturities* * Maturities as of 31 January 2011 53

| 1st Quarter 2011 Earnings Conference Call 32 Share Repurchase As Part of Publicly Announced Plans Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 YTD 3.6 $0.3 Cumulative cost of repurchases 2004-1Q2011: ~ $6.2 billion Shares remaining on May 2007 40-million authorization: 4.9 million May 2008 share authorization: $5.0 billion 31 January 2011 period ended shares: 421.0 million Shares repurchased 2004-1Q2011: ~ 123.3 million Average repurchase price 2004-1Q2011: $50.50 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period– sum may not tie to cumulative cost of repurchases 2004-1Q2011 54

| 1st Quarter 2011 Earnings Conference Call 33 Appendix 55

| 1st Quarter 2011 Earnings Conference Call 34 Sources and Uses of Cash Fiscal 2004–2010 Equipment Operations ~55% of cash from operations returned to shareholders (1) Other includes excess tax benefits from share-based compensation, effect of exchange rates on cash and cash equivalents, proceeds from maturities and sales of marketable securities and purchases of marketable securities Source: Deere & Company SEC filings (1) $4,160 $3,348 56

| 1st Quarter 2011 Earnings Conference Call 35 Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 16 February 2011 F F F F F F F U.S. Farm Prices 57 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 Cotton - Dollars per Pound Dollars per Bushel Wheat Corn Soybeans Cotton

| 1st Quarter 2011 Earnings Conference Call 36 World Farm Fundamentals Global Stocks-To-Use Ratios Corn Wheat Soybeans Source: USDA - 9 February 2011 Cotton 58

| 1st Quarter 2011 Earnings Conference Call 37 U.S. Net Farm Cash Income (in billions of dollars) 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 Total Cash Receipts $295.8 $321.1 $322.0 $359.2 $346.9 Other Cash Income $22.0 $22.8 $22.8 $23.3 $23.3 Gross Cash Income $317.8 $343.9 $344.8 $382.5 $370.2 Cash Expenses ($248.5) ($253.9) ($253.0) ($272.0) ($265.0) Net Cash Income $69.3 $90.0 $91.8 $110.5 $105.2 Deere & Company Forecast as of 16 February 2011 (Previous Forecast as of 24 November 2010) 59

Deere’s second quarter 2011 conference call is scheduled for 9:00 a.m. central time on Wednesday, May 18, 2011 60